SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported) January 13, 1998
                                                       ----------------

            PaineWebber Income Properties Five Limited Partnership
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                       0-12087                      04-2780287
-----------------------------    ------------                  --------------
(State or other jurisdiction)    (Commission                   (IRS Employer
        of incorporation          File Number)               Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
------------------------------------------                          ---------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118


            (Former name or address, if changed since last report)

                                FORM 8-K
                             CURRENT REPORT

         PAINEWEBBER INCOME PROPERTIES FIVE LIMITED PARTNERSHIP

ITEM 5 - Other Events

      On December 29, 1997, the Partnership filed a Form 12b-25, Notice of Late Filing, regarding its Annual Report on Form 10-K for the year neded September 30, 1997. As of January 13, 1998, the last date for the timely filing of such report pursuant to Rule 12b-25(b), the Partnership continues to be unable to file its Annual Report.

      The inability of the registrant to file its Annual Report at this date arises because of the inability to finalize an independent audit of one of the Partnership's significant subsidiaries (Randallstown Carriage Hill Associates). The audit of this joint venture is being held up by the failure of the Partnership's co-venture partner to sign a standard audit representation letter. The co-venturer has withheld this signature pending the resolution of a dispute with the Partnership. Every effort has been and will continue to be made to resolve this dispute, which will have no material effect on the Partnership's financial statements, so that the Partnership can file its Annual Report.

      The Annual Report will contain no material fourth quarter adjustments. Nonetheless, since the report cannot be filed on a timely basis, the Managing General Partner has decided to suspend secondary market trading in the Partnership's limited partnership units until the Form 10-K is filed.



ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:  None

                                FORM 8-K

                             CURRENT REPORT

         PAINEWEBBER INCOME PROPERTIES FIVE LIMITED PARTNERSHIP




                               SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         PAINEWEBBER INCOME PROPERTIES FIVE LIMITED PARTNERSHIP
                              (Registrant)




                              By:/S/ Walter V. Arnold
                                 --------------------
                                 Walter V. Arnold
                                 Senior Vice President and
                                 Chief Financial Officer


Date:  January 13, 1998